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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JULY 30, 1996
                                                       -------------

                         CALIFORNIA INDEPENDENT BANCORP
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      CALIFORNIA                 0-26552                 68-0349947
- ----------------------------------------------------------------------------
    (STATE OF             (COMMISSION FILE NUMBER)       (IRS EMPLOYER
    INCORPORATION)                                       IDENTIFICATION NO.)

                1005 STAFFORD WAY, YUBA CITY, CALIFORNIA 95991
                ----------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 916-674-4444

_______________________________________________________________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

     A.  NASDAQ LISTING APPROVAL

         ON JULY 24, 1996, CALIFORNIA INDEPENDENT BANCORP RECEIVED NOTIFICATION FROM THE NASDAQ STOCK MARKET, INC., THAT THEY HAD APPROVED CALIFORNIA INDEPENDENT BANCORP FOR LISTING ON THE NASDAQ NATIONAL MARKET, TRADING SCHEDULED TO COMMENCE ON JULY 30, 1996. TRADING SYMBOL "CIBN".

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENT OF BUSINESS ACQUIRED. NOT APPLICABLE.

         (b) PRO FORMA FINANCIAL INFORMATION. NOT APPLICABLE.

         (c) EXHIBITS. NOT APPLICABLE.


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                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE COMPANY HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                            CALIFORNIA INDEPENDENT BANCORP
                                            ------------------------------
                                                        (COMPANY)


DATED: AUGUST 9, 1996                       BY: /s/ ANNETTE BERTOLINI
       --------------                           ---------------------------
                                                ANNETTE BERTOLINI
                                                SENIOR VICE PRESIDENT
                                                AND CHIEF FINANCIAL OFFICER


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